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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT:  June 6, 1997
                 DATE OF EARLIEST EVENT REPORTED:  June 6, 1997



                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

         MINNESOTA                   0-21534                  41-1663712
         ---------                   -------                  ----------
      (State or other         (Commission File No.)     (IRS Employer ID No.)
       jurisdiction
     of incorporation)


              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 338-3300
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on June 6, 1997, and attached hereto as an exhibit, relating to the Registrant signing a letter of intent to sell to Global Broadcasting Company, Inc. all of its owned and operated AM radio stations for an aggregate purchase price of $72.5 million.

     (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1996, filed on March 31, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99   Press Release dated June 6, 1997.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 6, 1997               CHILDREN'S BROADCASTING CORPORATION



                              BY:    /s/ James G. Gilbertson
                                   ---------------------------------------------
                                   James G. Gilbertson
                                   Chief Operating Officer and
                                     Treasurer

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                                EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------

99                              Press Release dated June 6, 1997.